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                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 22, 2005, is made by AMERICAN BUSINESS FINANCIAL SERVICES, INC., as a debtor and a debtor-in-possession, a Delaware corporation, ("ABFS"), THE AFFILIATES OF ABFS LISTED ON ANNEX I HERETO, each as a debtor and a debtor-in-possession (together with ABFS, each individually a "BORROWER" or a "GRANTOR", and collectively, the "BORROWERS" or the "GRANTORS"), in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as agent for the Secured Parties (in such capacity, the "AGENT").

                              W I T N E S S E T H :

        WHEREAS, the Grantors, the lenders party thereto (the "LENDERS") and the Agent are parties to a Debtor-in-Possession Loan and Security Agreement, dated as of the date hereof (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "LOAN AGREEMENT");

        WHEREAS, pursuant to Section 5.01(b)(vi) of the Loan Agreement, the Agent has required Grantors to execute and deliver to the Agent a security agreement providing for the grant to the Agent for the benefit of the Secured Parties of a security interest in all personal property of the Grantors, except as otherwise noted herein; and

        WHEREAS, the Grantors have each determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of such Grantor;

        NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agent and the Lenders to enter into the Loan Agreement with the Pledgors, each Pledgor hereby agrees with the Agent as follows:

        NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agent and the Lender to enter into the Loan Agreement with the Grantors, the Grantors jointly and severally agree with the Agent as follows:

        SECTION 1. DEFINITIONS. All terms used in this Agreement which are defined in the Loan Agreement and which are not defined herein have the same meanings as set forth in the Loan Agreement. All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code (the "CODE") currently in effect in the State of New York and which are not defined herein or in the Loan Agreement have the same meanings as set forth in the Code. In addition, the following terms shall have the following meanings:

        "COPYRIGHT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming a Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright, including, without limitation, all Copyright Licenses set forth in Schedule III hereto.

        "COPYRIGHTS" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

        "EXCLUDED COLLATERAL" means the items listed on Annex B hereto.

        "LICENSES" means all Trademark Licenses, Patent Licenses, and Copyright Licenses.

        "PATENT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming a Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent, including, without limitation, all Patent Licenses set forth in
Schedule II hereto;

        "PATENTS" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

        "RELATED CONTRACTS" means any and all credit insurance, guaranties, letters of credit, security agreements, leases and other contracts giving rise to, or potentially giving rise to, Accounts.

        "TRADEMARK LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all Trademark Licenses described in Schedule I hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses;

        "TRADEMARKS" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule I hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

        SECTION 2. GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations, each Grantor hereby assigns, pledges, transfers and grants to the Agent, for the benefit of the Secured Parties, pursuant to Section 364 of the Bankruptcy Code and subject to the limitations set forth in the Orders (including, without limitation, paragraphs d.i, d.ii and d.iii, paragraph XIII, paragraphs 17.a.v through 17.a.vii and paragraphs 51.b and 51.c of the Interim Order), a continuing Lien on and perfected security interest in all of such Grantor's now owned or hereafter acquired right, title and interest in and to each of the following (including, without limitation, all Property of the estate of each Borrower (within the meaning of the Bankruptcy Code) other than Avoidance Actions and the Excluded Collateral (as defined in the Security Agreement) (the "COLLATERAL"):

        (a)     Accounts;

        (b)     Books;

        (c)     Chattel Paper (whether tangible or electronic);

        (d)     Commercial Tort Claims;

        (e) Deposit Accounts (including the Collection Account, the IOS Account, the Mortgage Collection Account and the other Control Accounts);

        (f)     Documents;

        (g)     Equipment;

        (h)     Fixtures;

        (i) General Intangibles and Payment Intangibles (including all Servicing Reimbursement Rights, the Servicing Rights, all causes of action under the Bankruptcy Code or otherwise, other than Avoidance Actions, and all rights of the Borrowers under any Servicing Agreement, the Custodial Agreement or any other document);

        (j)     Goods;

        (k)     Instruments;

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        (l)     all Interest Rate Protection Agreements;

        (m)     Intellectual Property;

        (n)     Inventory;

        (o)     Investment Property;

        (p)     Letter-of-Credit Rights;

        (q)     all Mortgage Loans;

        (r) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in SECTION 11.18(B) of the Loan Agreement), and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, material documents, instruments, surveys (if available), certificates, correspondence, appraisals, computer records, computer storage media, Mortgage Loan accounting records and other books and records relating thereto;

        (s) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loans and all claims and payments thereunder;

        (t) all other insurance policies and Insurance Proceeds relating to any Mortgage Loans or the related Mortgaged Property

        (u)     Negotiable Collateral;

        (v)     all IOS;

        (w)     Supporting Obligations;

        (x) money or other assets of each such Borrower that now or hereafter come into the possession, custody, or control of any Secured Party;

        (y) all interests in real property owned by any Borrower or collateralizing any Mortgage Loan;

        (z) all other Personal Property of the Borrowers, wherever located and whether now or hereafter existing, and whether now owned or hereafter acquired, of every kind and description, whether tangible or intangible; and

        (aa) Proceeds, products, rents and profits, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the Proceeds thereof;

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

        SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for the payment in full, performance and observance of all of the Obligations.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor jointly and severally represents and warrants as follows:

                (a) Schedule V hereto, sets forth (i) the exact legal name of each Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

                (b) Each Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule V hereto; (ii) is qualified to do business in each jurisdiction where the failure to be so qualified reasonably could be expected to have a Material Adverse Effect; and (iii) subject to the entry of the Interim Order (or the Final Order, when applicable), has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto.

                (c) The execution, delivery and performance by each Grantor of this Agreement and each other Loan Document to which such Grantor is a party, (i) upon entry of the Interim Order (or the Final Order, when applicable), have been duly authorized by all necessary action on the part of the Grantor, (ii) do not and will not contravene its charter or by-laws, any law or any contractual restriction binding on or affecting such Grantor or any of its properties (other than conflicts, breaches and defaults the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), and (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties.

                (d) Upon entry of the Interim Order (or the Final Order, when applicable), this Agreement is, and each other Loan Document to which any Grantor is or will be a party, when executed and delivered pursuant hereto, will be, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms.

                (e) There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator other than the Chapter 11 Cases, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

                (f) Subject to the requirements of the Bankruptcy Code, all taxes, assessments and other governmental charges imposed upon any Grantor or any property of any Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                (g) All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule IV hereto or at such other locations permitted by the terms of Section 5(b) hereof. Each Grantor's chief place of business and chief executive office, the place where each Grantor keeps its records concerning Accounts, and all originals of all chattel paper which constitute Accounts are located at the addresses specified therefor in Schedule V hereto. None of the Accounts is evidenced by a promissory note or other instrument. Set forth in
        Schedule V hereto is a complete and correct list of each trade name used by each Grantor.

                (h) Each Grantor owns, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule I hereto sets forth a true and complete list of all Trademarks owned by each Grantor and all Trademark Licenses to which each Grantor is a party, in each case as of the date hereof.
        Schedule II hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by each Grantor as of the date hereof.
        Schedule III hereto sets forth a true and complete list of all Copyrights owned by any Grantor and all Copyright Licenses (other than licenses for commercially available software entered into by each Grantor in the ordinary course of its business) to which any Grantor is a party, in each case as of the date hereof. All of such Patents, Trademarks and Copyrights are subsisting and in full force and effect, have not been abandoned in whole or in part, have not been adjudged invalid or unenforceable, and to the best knowledge of each Grantor, are valid and enforceable. Except as set forth in Schedule I, III or IV hereto, (i) other than licensing agreements solely among the Grantors, none of such Patents, Trademarks or Copyrights is the subject of any licensing or franchising agreement and (ii) each Grantor has no knowledge of any conflict with the rights of others to any Trademark, Patent or Copyright and, to the best knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by any Grantor. No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

                (i) The Grantors are and will be at all times the sole and exclusive owner of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement, and (ii) the Liens permitted by the Loan Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Agent relating to this Agreement,

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

        and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Loan Agreement.

                (j) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

                (k) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule VI hereto, (B) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(i) and 5(j) hereof, the taking of such actions, (C) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral, (D) with respect to the perfection of the security interest created hereby in the United States Trademarks, the United States Patents, and the United States Copyrights, for the recording of the Grant of Security Interest (Trademarks), substantially in the form of Exhibit A hereto and the Collateral Assignment for Security (Patents), substantially in the form of Exhibit B hereto, in the United States Patent and Trademark Office, (E) with respect to the perfection of the security interest created hereby in the United States Copyrights, the registration of such United States Copyrights and the recordation of the Collateral Assignment for Security (Copyrights), substantially in the form of Exhibit C hereto, in the United States Copyright Office, (F) with respect to the perfection of the security interest created hereby in foreign Trademarks, Patents and Copyrights, for recordings and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Copyrights, Patent Licenses, Trademark Licenses and Copyright Licenses,
        (G) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "MOTOR VEHICLES"), for the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency and (H) entry of the Interim Order (or the Final Order, as applicable).

                (l) This Agreement creates valid security interests in favor of the Agent for the benefit of the Agent and the Secured Parties in the Collateral, as security for the Obligations. The Agent's possession of all Instruments and cash constituting Collateral and its Control of all Collateral described in Sections 5(i) and 5(j) hereof from time to time, the recording of the Collateral Assignment for Security (Trademarks), the Collateral Assignment for Security (Patents) and the Collateral Assignment for Security (Copyrights), as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of

                                      -7-
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        the financing statements described in Schedule VI hereto and, with respect to Patents, Trademarks and Copyrights hereafter existing and not covered by a Collateral Assignment for Security (Trademarks), a Collateral Assignment for Security (Patents) or a Collateral Assignment for Security (Copyrights), as applicable, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment with respect to such after-acquired Patents, Trademarks and Copyrights and, in the case of such after acquired Copyrights, the registration of such Copyrights in the United States Copyright Office, will result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Loan Agreement. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Agent's having possession of Collateral consisting of Instruments or cash after the date hereof, the recording of a Collateral Assignment for Security (Trademarks), a Collateral Assignment for Security (Patents) or a Collateral Assignment for Security (Copyrights), as applicable, with respect to hereafter existing Trademarks, Patents or Copyrights and the taking of appropriate action with respect to foreign Trademarks.

                (m) No Grantor holds any Commercial Tort Claims or is aware of any such pending claims, except for such claims described in Schedule VI.

        SECTION 5. COVENANTS AS TO THE COLLATERAL. So long as any of the Obligations shall remain outstanding or the Loan Agreement and the other Loan Documents or the Total Commitment shall not have terminated, unless the Agent shall otherwise consent in writing:

                (a) FURTHER ASSURANCES. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order
        (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation:
        (A) marking conspicuously each Chattel Paper included in the Accounts and each License and Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by a promissory note or other Instrument or Chattel Paper, delivering and pledging to the Agent hereunder any such note, Instrument or Chattel Paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, and
        (D) furnishing to the Agent from time to time

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        statements and schedules further identifying and describing the
        Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim, immediately notifying the Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, (G) upon the acquisition after the date hereof by any Grantor of any Equipment subject to a certificate of title or ownership (other than Equipment that is subject to a purchase money security interest permitted by Section 7.17(ii) of the Loan Agreement), at the request of the Agent, cause the Agent to be listed as the lienholder on such certificate of title or ownership within 2 days of the acquisition thereof, and within 5 days of the acquisition thereof deliver evidence of the same to the Agent and (H) taking all actions required by any applicable law in any relevant Code jurisdiction or by other law as applicable in any foreign jurisdiction.

                (b) LOCATION OF EQUIPMENT AND INVENTORY. Each Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with
        Section 5(g) hereof) at the locations specified therefor in Section 4(c) hereof, unless it is in transit from one such location to another such location, or, upon not less than thirty (30) days' prior written notice to the Agent accompanied by a new Schedule IV hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as the Grantor may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement)), and (ii) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

                (c) CONDITION OF EQUIPMENT. Each Grantor will maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment and make or cause to be made all of the appropriate repairs, renewals and replacements thereof which are necessary or desirable and consistent with past practice of the Grantor, as quickly as practicable after the occurrence of any loss or damage thereto. Each Grantor shall promptly furnish to the Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment or Inventory due to casualty.

                (d) TAXES, ETC. Subject to any applicable restrictions imposed under the Bankruptcy Code or by the Bankruptcy Court, each Grantor jointly and severally agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

                (e)     INSURANCE.

                (i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantor as their respective interests may appear. Each such policy shall in addition
          (A) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent on its own account, notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse, expiration or other adverse change shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                (ii) Payment under any liability insurance maintained by each Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which clause (iii) of this Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and any proceeds of insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

                (iii) Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement or the actual or constructive total loss of any Equipment that will not be promptly replaced with the proceeds of such insurance or Inventory, all insurance payments in respect of such Equipment and Inventory shall, to the extent required by the Loan Agreement, be paid to the Agent and applied as specified in Section 7(b) hereof.

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                (f)     PROVISIONS CONCERNING THE ACCOUNTS, THE RELATED
        CONTRACTS AND THE  LICENSES.

                (i) Each Grantor will (A) give the Agent at least 30 days' prior written notice of any change in the Grantor's name, identity or corporate structure, (B) maintain its state of incorporation, chief place of business and chief executive office and all originals of all chattel paper which constitute Accounts at the location(s) specified therefor in Schedule IV hereof, (C) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and such chattel paper and permit representatives of the Agent to inspect and make abstracts from such records and chattel paper pursuant to the terms of the Loan Agreement.

                (ii) Each Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, the Grantor may (and, at the Agent's direction, will) take such action as the Grantor or the Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by any Grantor of a notice from the Agent that the Agent has notified or intends to notify the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and Proceeds (including Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent and the Secured Parties hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) credited to an account of the Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Receivable or release, in whole or in part, any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may (in its sole and absolute discretion) (i) notify the United States Postal Service authorities to change to any address Agent may designate the address for delivery of mail addressed to any Grantor and (ii) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

                (iii) Upon the occurrence and during the continuance of any material breach or default under any material Related Contract or other Related Contract specified in writing by the Agent from time to time or any License referred to in Schedule I, III or IV hereto by any party thereto other than a Grantor, the Grantors will (A) promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, and (B) upon written instructions from the Agent and at the Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

                (iv) Each Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to any material Related Contract or other Related Contract specified in writing by the Agent from time to time or any License referred to in Schedule I, III or IV hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by the Grantor thereto.

                (v) Each Grantor will exercise promptly and diligently each and every right which it may have under each License (other than any right of termination) to the extent warranted in the conduct of its business and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain all Licenses necessary for the operation of its business in full force and effect. No Grantor will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any material respect, or waive any material provision of, any material Related Contract except for amendments which would not adversely affect Agent and the Secured Parties or any License referred to in
          Schedule I, III or IV hereto.

                (g)     TRANSFERS AND OTHER LIENS.

                (i) No Grantor will sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under Section 7.17 of the Loan Agreement, subject to the obligation of the Borrowers to make payments pursuant to Section 2.06 of the Loan Agreement.

                (ii) No Grantor will create or suffer to exist any Lien upon or with respect to any Collateral, except for (A) the Liens created by this Agreement and the other Loan Documents and (B) the Liens permitted by the Loan Agreement.

                (h)     TRADEMARKS, PATENTS AND COPYRIGHTS.

                (i) If applicable, each Grantor has duly executed and delivered the Grant of Security Interest (Trademarks) in the form attached hereto as Exhibit A, the Collateral Assignment for Security (Patents) in the form attached hereto as Exhibit B or the Collateral Assignment for Security (Copyrights) in the form attached hereto as Exhibit C. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Trademarks, Patents and Copyrights in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark, Patent or Copyright may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, the Grantors shall have no obligation to use or to maintain any Trademark, Patent or Copyright (A) that relates solely to any product or work that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with a trademark, patent or copyright substantially similar to the Trademark, Patent or Copyright, as the case may be, that may be abandoned or otherwise become invalid, so long as such replacement Trademark, Patent or Copyright, as the case may be, is subject to the security interest purported to be created by this Agreement, (C) that is substantially the same as another Trademark, Patent or Copyright that is in full force, so long as such other Trademark, Patent or Copyright, as the case may be, is subject to the Lien created by this Agreement, or (D) that is not necessary for the operation of the Grantor's business and is discontinued or disposed of in the ordinary course of business. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office to maintain each registration of the Trademarks, the Patents and the Copyrights (other than those Trademarks, Patents and Copyrights described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Trademark, Patent or Copyright is infringed, misappropriated or diluted or otherwise violated in any material respect by a third party, the Grantors shall (x) upon learning of such infringement, misappropriation or dilution or other violation, promptly notify the Agent and (y) to the extent the Grantors shall reasonably deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution or other violation, or take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Trademark, Patent or Copyright. Each Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Patents, the Trademarks and the Copyrights and such other reports in connection with the Patents, the Trademarks and the Copyrights as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedules II, III or IV hereto, as the case may be, to include any Patent, Trademark or Copyright, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Trademarks, Patents or Copyrights to the Lien created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default the Grantor may not abandon or otherwise permit a Trademark, Patent or Copyright to become invalid without the prior written consent of the Agent, and if any Trademark, Patent or Copyright is infringed, misappropriated or diluted or otherwise violated in any material respect by a third party, the Grantor will take such action as the Agent shall deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

                (ii) If any Grantor or any agent, employee, licensee or designee thereof files an application for the registration of any Trademark or Copyright or for the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, within 5 days of such filing the Grantor shall provide the Agent written notice thereof. Upon request of the Agent, the Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Trademark, Patent or Copyright and the general intangibles of the Grantor relating thereto or represented thereby. The Grantor constitutes the Agent as its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, and confirms and ratifies all acts of such attorney, and such power (being coupled with an interest) shall be irrevocable until the termination of the Total Commitment, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

                (i) DEPOSIT, COMMODITIES AND SECURITIES ACCOUNTS. Without the prior written consent of the Agent, no Grantor shall make or maintain any Deposit Account, Commodity Account or Securities Account, except in accordance with the terms of the Loan Agreement.

                (j) CONTROL. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Agent may request in order for the Agent to obtain control in accordance with Sections 9-105 - 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper,
        (ii) Investment Property and (iii) Letter-of-Credit Rights.

                (k) INSPECTION AND REPORTING. Each Grantor shall permit the Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and (iv) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided in the Loan Agreement.

        SECTION 6. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

                (a) Each Grantor authorizes the Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral and ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                (b) Each Grantor irrevocably appoints the Agent as the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5(f) hereof), including, without limitation,
        (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(e) hereof, and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Lenders with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of the Loan Agreement and the other Loan Documents.

                (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any of the Patents, Trademarks or Copyrights now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, subject with respect to Trademarks to the reasonable rights of quality control and inspection in favor of the Grantor as shall be reasonably necessary to preserve the validity of such Trademarks. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Loan Agreement that limit the right of any Grantor to dispose of its property and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantors may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents, Trademarks or Copyrights in the ordinary course of the business of the Grantors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents, Trademarks or Copyrights). Further, upon the payment in full of all of the Obligations and termination of the Loan Agreement, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantor all of the Agent's right, title and interest in and to the Patents, Trademarks, Copyrights and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). The Grantors release the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct.

                (d) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

                (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Related Contracts and Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any its obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                (g) To the extent that any provision of this Agreement requires the Grantors to take action within a specified period of time, or requires the Grantors to deliver written notice to the Agent within a specified period of time, such specified period of time may be extended or shortened by the Agent, at the Grantors' request, in the Agent's sole discretion

        SECTION 7. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                (a) The Agent may exercise in respect of the Collateral, without further order of, or application to, the Bankruptcy Court and in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Bankruptcy Code and the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, (x) transfer into the Agent's name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of the Secured Parties, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (y) obtain physical possession of the Servicing Records and all other files of the Grantors relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possessions of the Grantors or any third party acting for the Grantors and (z) exercise Control over all Control Accounts, (ii) require the Grantors to, and each Grantor agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent which is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation,
        (iiii) use, assign, license or sublicense any of the Intellectual Property, to the extent permitted by the terms of such Intellectual Property, (iv) without notice except as specified below, and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable; PROVIDED, HOWEVER, in accordance with Section 9(a) of the Loan Agreement and the Orders of the Bankruptcy Court, the Agent may not consummate foreclosure on the Collateral or otherwise seize control of assets of the Grantors' Estates (as such term is defined in the Bankruptcy Code) absent five (5) Business Days' notice of an Event of Default. The Grantors agree that, to the extent notice of sale shall be required by law, 10 days' notice to any Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification to all Grantors. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantors waive any claims against the Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Agent shall be made without warranty, (ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses
        (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (i) upon written notice from the Agent, the Grantors shall cease any use of the Trademarks, Patents or Copyrights or any mark or patent similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon 10 days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks, Patents and Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence of an Event of Default), execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents and Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                (b) Subject to Section 4.01(k) of the Loan Agreement, any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent against, all or any part of the Obligations as provided in Section 3.03 of the Loan Agreement. Any surplus of such cash or cash Proceeds held by the Agent and remaining after payment in full of all of the Obligations after termination of the Loan Agreement and the other Loan Documents shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the other Secured Parties are legally entitled, the Grantors shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Agent to collect such deficiency.

                (d) Each Grantor hereby acknowledges that if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

                (e) The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

        SECTION 8. INTENTIONALLY OMITTED.

        SECTION 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and governed by the terms of Section 11.03 of the Loan Agreement. Notice to any Grantor will be deemed notice to all Grantors.

        SECTION 10. MISCELLANEOUS.

                (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against such party or against any other Person.

                (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations and the termination of the Loan Agreement and the other Loan Documents and (ii) be binding on the Grantors and their successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and the other Secured Parties their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Loan Agreement, the Agent and Lenders may assign or otherwise transfer their respective rights under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee or transferee of the Agent or such Lender. None of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such attempted assignment or transfer shall be null and void.

                (e) Upon the satisfaction in full of the Obligations and the termination of the Loan Agreement and the other Loan Documents, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors, and (ii) the Agent will, upon the Grantors' request and at the Grantors' sole expense, (A) return to the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law), except as governed by the Bankruptcy Code and as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and effect of perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are required to be governed by the law of a jurisdiction other than the State of New York.

                (g) Any legal action, suit or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or the United States of America for the Southern District of New York, and appellate courts thereof, and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Grantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any such action, suit or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

                (h) Each Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address provided herein, such service to become effective when received or 30 days after such mailing, whichever first occurs.

                (i) Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Grantor or any property of any Grantor in any other jurisdiction.

                (j) Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                (K) EACH OF THE GRANTORS AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                (l) COMMERCIAL TORT CLAIMS. If the Grantor shall at any time, acquire a Commercial Tort Claim, the Grantor shall immediately notify the Agent in a writing signed by the Grantor of the brief details thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

                (m) PERFECTION BY FILING. The Agent may at any time and from time to time, pursuant to this Agreement, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Grantor or words of similar effect and which contain any other information required by Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor. The

        Grantor agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of the Grantor, and may be filed at any time in any jurisdiction.

                (n) OTHER PERFECTION, ETC. The Grantor shall at any time and from time to time, take such steps as the Agent may reasonably request for the Agent (i) to obtain an acknowledgment, in form and substance satisfactory to the Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Agent, (ii) to obtain "CONTROL" (as defined in the Code) of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper, with any agreements establishing control to be in form and substance satisfactory to the Agent, and (iii) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein.

                (o) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original.

                (p) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                (q) All of the obligations of the Grantors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                     GRANTORS

                                     AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO


                                     AMERICAN BUSINESS CREDIT, INC.


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO


                                     HOMEAMERICAN CREDIT, INC.


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO


                                     AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO


                                     TIGER RELOCATION COMPANY


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO

                                     ABFS CONSOLIDATED HOLDINGS, INC.


                                     By:  /s/ Albert W. Mandia
                                          --------------------------------------
                                     Name: Albert W. Mandia
                                     Title: Executive Vice President and CFO









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